UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

COMSTOCK RESOURCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-03262	94-1667468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Town and Country Blvd. Suite 500
Frisco, Texas		75034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 668-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 (per share)	CRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2024, Comstock Resources, Inc. (the "Company") completed the previously announced sale and issuance of an aggregate of 12,500,000 shares of its common stock, par value $0.50 per share (the "Common Stock"), to Arkoma Drilling L.P., a Texas limited partnership ("Arkoma") and Williston Drilling L.P., a Texas limited partnership ("Williston" and, together with Arkoma, the "Jones Purchasers"), pursuant to the Subscription Agreement dated March 21, 2024 in reliance on an exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the SEC under the Securities Act.

In connection with the consummation of the transactions contemplated by the Subscription Agreement, the Company, Arkoma and Williston amended and restated that certain Amended and Restated Registration Rights Agreement, dated June 7, 2019, among the parties by entering into the Second Amended and Restated Registration Rights Agreement dated March 25, 2024 (the "Second A&R Registration Agreement"). The Second A&R Registration Agreement provides the Jones Purchasers with customary registration rights. The Second A&R Registration Agreement, among other things, requires the Company to file, not later than 90 days after the date of the Second A&R Registration Agreement, a shelf registration statement under the Securities Act to permit the public resale of all of the Registrable Securities (as defined in the Second A&R Registration Agreement) held by the Jones Purchasers from time to time as permitted by Rule 415 under the Securities Act. In certain circumstances, and subject to certain qualifications and limitations, holders of Registerable Securities will have piggyback registration rights on offerings of Common Stock by the Company as well as the right to request that the Company initiate an Underwritten Offering (as defined in the Second A&R Registration Agreement) when they reasonably expect certain gross proceeds from any such Underwritten Offering.

The foregoing description of the Second A&R Registration Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second A&R Registration Agreement, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Registration Rights Agreement, dated March 25, 2024, by and among the Company, Arkoma Drilling, L.P. and Williston Drilling, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK RESOURCES, INC.

Date:	March 25, 2024	By:	/s/ Roland O. Burns
Roland O. Burns President and Chief Financial Officer